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                                                                   EXHIBIT 10.31

                    ABSOLUTE ASSIGNMENT OF INTANGIBLE ASSETS
                                       AND
                  ASSUMPTION BY ASSIGNEE OF CERTAIN OBLIGATIONS

THIS ABSOLUTE ASSIGNMENT OF INTANGIBLE ASSETS AND ASSUMPTION BY ASSIGNEE OF CERTAIN OBLIGATIONS, made this 28th day of February 2001, from TELESERVICES INTERNET GROUP INC., a corporation duly organized, validly existing and in good standing under the laws of the state of Florida, with its principal place of business at 100 2nd Avenue South, Suite 1000, St. Petersburg, FL 33701 ("ASSIGNOR"), to THE AFFINITY GROUP, INC., 100 2nd Avenue South, Suite 1000, St. Petersburg, FL 33701 ("ASSIGNEE").

Pursuant to that certain Rescission/Reacquisition Settlement Agreement dated of even date herewith, (the "Settlement Agreement") by and between Assignor and Assignee, Assignor agreed to transfer and assign to Assignee, and Assignee agreed to accept from Assignor, the items of intangible personal property of Assignor listed on Schedule "A" attached hereto and by this reference made a part hereof the same as if fully set forth herein (the "Settlement Intangible Assets"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Settlement Agreement.

For value received, i.e., the consideration described in the Settlement Agreement, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns, transfers and sets over to Assignee and its successors and assigns all right, title and interest in and to the Settlement Intangible Assets to have and to hold the same unto Assignee, its successors and assigns forever.

Assignor warrants that it has good and marketable title to the Settlement Intangible Assets, free and clear of any liens, security interests and encumbrances, other than as set forth on Schedule "B" attached hereto and by this reference made a part hereof the same as if fully set forth herein, and that it has full and complete power and authority to convey all of the Settlement Intangible Assets to Assignee. At any time and from time to time, at the request of Assignee, Assignor shall execute and deliver to Assignee any additional, new or confirmatory instruments and all other and further instruments necessary to vest in Assignee all right, title and interest in and to the Settlement Intangible Assets or to enable Assignee to realize upon or otherwise enjoy the benefits of all of the Settlement Intangible Assets. Assignor hereby indemnifies and holds harmless Assignee from all losses, costs, damages and claims, including reasonable attorneys' fees, for matters affecting marketable title with respect to each and every of the Settlement Intangible Assets arising from occurrences prior to the date hereof.

EXCEPT FOR THE EXPRESS WARRANTY OF TITLE CONTAINED HEREINABOVE, ASSIGNEE ACKNOWLEDGES THAT THE ABSOLUTE ASSIGNMENT OF THE



Absolute Assignment Of Intangible Assets And
Assumption By Assignee Of Certain Obligations
TeleServices Internet Group Inc. --- Assignor
The Affinity Group, Inc. --- Assignee
February ___, 2001
Page 1 of 4
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SETTLEMENT INTANGIBLE ASSETS PURSUANT TO THIS AGREEMENT IS MADE WITHOUT
REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Assignee hereby assumes and agrees to perform all obligations whatsoever of Assignor with respect to each and every of the Settlement Intangible Assets to the extent that such obligations are to be performed on or after the date hereof. Assignee hereby indemnifies and holds harmless Assignor from all losses, costs, damages and claims, including reasonable attorneys= fees, for matters with respect to each and every of the Settlement Intangible Assets arising from occurrences on and after the date hereof.

IN WITNESS WHEREOF, this Absolute Assignment of Intangible Assets and Assumption by Assignee of Certain Obligations has been duly executed and delivered by the parties hereto on the date first set forth above.

WITNESSES:                                  TELESERVICES INTERNET GROUP INC.

/s/ Cathy Davenport                         By: /s/ Paul W. Henry
-----------------------------               ------------------------------------
/s/ Shannon LeFrand                         Paul W. Henry, Secretary
-----------------------------

                                            "SELLER"

                                            THE AFFINITY GROUP, INC.

                                            By: /s/ Scott G. Roix
                                            ------------------------------------
                                            Scott G. Roix, President
/s/ Cathy Davenport
-----------------------------
/s/ Shannon LeFrand                         "ASSIGNEE"
-----------------------------



Absolute Assignment Of Intangible Assets And
Assumption By Assignee Of Certain Obligations
TeleServices Internet Group Inc. --- Assignor
The Affinity Group, Inc. --- Assignee
February ___, 2001
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                                  SCHEDULE "A"

                      LIST OF SETTLEMENT INTANGIBLE ASSETS

All rights, title and interest of the Seller in and to the following:



1 - AT&T/LUCENT Intuity IVR Map 40 Chasis with v4 software, equipped with 6 tip/ring ports and wired for 48 tip/ring ports.  Serial #85604


1 - AT&T/Lucent Conversant Map 100, AT&T IVP6 Tip & Ring Boards, Serial
    #984V07T15326 Lucent Serial #0000FZLT



Absolute Assignment Of Intangible Assets And
Assumption By Assignee Of Certain Obligations
TeleServices Internet Group Inc. --- Assignor
The Affinity Group, Inc. --- Assignee
February ___, 2001
Page 3 of 4
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                                  SCHEDULE "B"

                                     LIST OF

                   LIENS, SECURITY INTERESTS AND ENCUMBRANCES

None.



Absolute Assignment Of Intangible Assets And
Assumption By Assignee Of Certain Obligations
TeleServices Internet Group Inc. --- Assignor
The Affinity Group, Inc. --- Assignee
February ___, 2001
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